GENERAL PARCEL SERVICE,INC.
               8923 WESTERN WAY, SUITE, 22
               JACKSONVILLE, FLORIDA 32256
                      (904) 363-0089

         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of General Parcel Service, Inc.

Notice is hereby given of the Annual Meeting of Shareholders of General Parcel Service, Inc., ("GPS" or the "Company"), which will be held at Embassy Suites Hotel, 9300 Baymeadows Road, Jacksonville, Florida 32256, on Thursday, June 6, 1996, at 10:00 A.M. Eastern Daylight Time, for the following purposes:

1. To elect seven directors of GPS to serve for the ensuing year and until their successors are duly elected and qualified.
(Proposal 1),

2.  To ratify the appointment of Grenadier, Appleby, Collins &
Company as independent public accountants of GPS for the fiscal year ending December 31, 1996. (Proposal 2),

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only holders of the Common Stock of record at the close of business on April 24, 1996, ("Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournment thereof.

Regardless of whether you expect to be present in person at the Meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage-paid reply envelope. This will assist us in preparing for the Meeting.

By Order of the Board of Directors,

(Signed)
E. Hoke Smith, Jr.
President

May 3, 1996
Jacksonville, Florida


   REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING,
        YOU ARE URGED TO COMPLETE, SIGN AND RETURN
        THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED,
  WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

               GENERAL PARCEL SERVICE, INC.
               8923 WESTERN WAY, SUITE, 22
               JACKSONVILLE, FLORIDA 32256
                      (904) 363-0089

                      PROXY STATEMENT
              ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD ON JUNE 6, 1996


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of General Parcel Service, Inc. ("GPS" or the "Company") of proxies for use at its Annual Meeting of Shareholders of GPS ("Meeting"). The meeting will be held at Embassy Suites Hotel, 9300 Baymeadows Road, Jacksonville, Florida 32256, on Thursday, June 6, 1996, at 10:00 A.M. Eastern Daylight Time, and any adjournment or adjournments thereof. The Meeting is convened for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy and GPS's 1995 Form 10-KSB were first sent or given to shareholders on or about May 10, 1996.

Solicitation of Proxies

This proxy solicitation will be conducted principally by mail, but may also be by telephone or in person, and the cost will be paid by GPS. Banks, brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to their principals and customers where appropriate, and GPS will reimburse such banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in sending the proxy material to beneficial owners of the shares.

Actions to be Taken Under the Proxy

Unless instructed otherwise in the space provided in the proxy card, all properly, executed proxies received by GPS will be voted as follows:

(Proposal 1)

"FOR" the election of the nominees for director set forth below under the heading "Election of Directors";

(Proposal 2)

"FOR" the ratification of the appointment of Grenadier, Appleby, Collins & Company as independent public accountants for 1996.

Any shareholder giving a proxy may revoke it at any time before it is exercised by giving written notice of revocation or a duly executed proxy bearing a later date to GPS's Secretary. In order to be effective, such notice or later dated proxy must be received by GPS prior to the exercise of the earlier proxy. A shareholder may also attend the Meeting, revoke his/her proxy, and vote in person.

The Company's management knows of no matter to be brought before the Meeting other than those mentioned herein. If, however, any other matters properly come before the Meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Rights

The only class of securities entitled to vote at the Meeting is GPS's Common Stock, $.0l par value. The close of business of April 24, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. At April 24, 1996, there were 3,758,671 shares of Common Stock outstanding and entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

Security Ownership of Certain Beneficial Owners
 (Information as of April 24, 1996)
                            Amount & Nature
 	 Name and Address of      	of Beneficial 	   	Percent of
   	Beneficial Owner 	         Ownership 	    	Class Owned
   ------------------       ---------------    -----------

 	T. Wayne Davis
 	1910 San Marco Blvd.
 	Jacksonville, FL 32207    	 	1,367,346  	(1)     	25.4%

 	ECD Trust UA 7/3/80
 	c/o 1910 San Marco Blvd.
 	Jacksonville, FL 32207    	 	1,017,573  	(2)     	18.9%

 	J. Ray Gatlin
 	P. 0. Box 403
 	MacClenny, FL 32063         	 	564,813  	(3)     	10.5%

 	E. Hoke Smith, Jr.
 	7737 Hunters Grove Road
 	Jacksonville, FL 32256      	 	479,700  	(4)      	8.9%

 	Gayle Smith
 	7737 Hunters Grove Road
 	Jacksonville, FL 32256      	 	210,700  	(5)      	3.9%

 	Drue B. Linton
 	P. O. Box 665
 	St. Simon's Island, GA 31622   	37,000  	(6)      	0.7%

 	Steven C. Koegler
 	P. O. Box 550587
 	Jacksonville, FL 32255-0587  	 	35,694  	(7)      	0.7%

 	Terry L. Coleman
 	P. O. Box 157
 	Eastman, GA 31023            	 	21,350  	(8)      	0.4%
                              -----------         -------

 	Total of above            	 	3,734,175         	 	69.3%

 	All officers and directors
 	as a group (9 persons)    	 	2,836,952 	(9),(10) 	52.6%

                             2


(1) Includes 125,114 shares of Common Stock owned directly; 573,124 shares owned by the TWD Trust for ECD, of which Mr. Davis is Trustee; 151,559 shares owned by the TWD Trust for DDL, of which Mr. Davis is Trustee; 154,650 shares owned by the TWD Trust for TDD, of which Mr. Davis is Trustee; 13,591 shares owned by the TWD Trust for TWD, Jr., of which Mr. Davis is Trustee; 11,500 shares owned by Redwing Properties, Inc. of which Mr. Davis is President; 3,497 shares owned by Redwing Investments, Inc., of which Mr. Davis is President; 4,312 shares owned by Mr. Davis' wife, Mary O. Davis; an aggregate of 32,888 shares of Common Stock held by W. Davis' children, C. Rebecca Davis, Elizabeth Davis and Katherine C. Davis; and 293,111 shares of Common Stock issuable upon the exercise of certain warrants.

(2) Includes 923,709 shares of Common Stock owned directly and 93,864 shares of Common Stock issuable upon the exercise of certain warrants. Eunice C. Davis is the mother of T. Wayne
Davis, Chairman of the Board.

(3) Includes 125,224 shares of Common Stock owned directly; 60,900 shares held by Ray's Nursery, Inc., of which Mr. Gatlin is the President and sole shareholder, 263,059 shares held jointly between Mr. Gatlin and his wife, Gerra L. Gatlin; 37,215 shares owned by Gerra L. Gatlin IRA account; 45,414 shares owned by J. Ray Gatlin's IRA account; and 33,000 shares of Common Stock issuable upon the exercise of certain stock options and warrants.

(4) Includes 81,200 shares of Common Stock held jointly with Gayle Smith and 398,500 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Smith.

(5) Includes 700 shares of Common Stock and 210,000 shares of
Common Stock issuable upon the exercise of certain stock options; it does not include 81,200 shares owned jointly with E.
Hoke Smith, Jr.

(6) Includes 25,000 shares of Common Stock and 12,000 shares of
Common Stock issuable upon the exercise of certain options and warrants.

(7) Includes 15,797 shares of Common Stock owned jointly with his wife, Blanche R. Koegler, 6,897 shares of Common Stock owned by Walker & Koegler, P.A., in which Mr. Koegler is a shareholder; and 13,000 shares of Common Stock issuable upon the exercise of certain options and warrants.

(8) Includes 11,400 shares of Common Stock owned directly; an aggregate of 1,200 shares held by his children, Tracy Coleman and Brett Coleman; and 8,750 shares of Common Stock issuable upon the exercise of certain options and warrants.

(9) Includes a total of 1,074,235 shares and 293,111 warrants and options owned by T. Wayne Davis; 531,812 shares and 33,000 warrants owned by J. Ray Gatlin; 81,200 shares owned jointly by
E. Hoke and Gayle Smith; 398,500 warrants and options owned by
E. Hoke Smith; 25,000 shares and 12,000 options and warrants owned by Drue B. Linton; 22,694 shares and 13,000 options and warrants owned by Steven C. Koegler; 12,600 shares and 8,750 options and warrants owned by Terry L. Coleman; 700 shares and 210,000 options owned by Gayle Smith; 350 shares and 20,000 options owned by Charles M. Higgins and 100,000 options owned by Wayne N. Nellums.

(10) Included in the schedule are stock options issued to officers and directors during 1995 and 1996 for which no Forms 4 or Forms 5 have yet been filed. Those officers and directors issued options and the number of shares of restricted Common Stock for which options were issued are E. Hoke Smith, Jr., 160,000 at $2.50 per share; Gayle Smith, 160,000 at $2.50 per share, Wayne N. Nellums, 100,000 at $2.50 per share; Terry L. Coleman, 1,250 at $3.25 per share; and Drue B. Linton, 1,250 at $3.25 per share, 1,250 at $3.26 per share and 1,250 at $2.70 per share.

                  ELECTION OF DIRECTORS
                       (Proposal 1)

Nominees

A Board of seven directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for GPS's nominees named below. In the event that any nominee of GPS is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

The nominees, and certain information about them, are set forth below:

                                             	Year First
 	 	 Nominee               Position             Elected
 ---------------     ---------------------   ------------
	T. Wayne Davis        	Chairman of the Board     	 1988
	 	                     of Directors

	E. Hoke Smith, Jr.    	President,                	 1985
                   	 	 	Chief Executive Officer,
                   	 	 	Director

	J. Ray Gatlin         	Director                  	 1986

	Drue B. Linton        	Director                  	 1986

	Steven C. Koegler     	Legal Counsel             	 1990
                   	 	 	Director

	Gayle Smith    	       Executive Vice President, 	 1990
                   	 	 	Chief Operating Officer,
                   	 	 	Director

	Terry L. Coleman    	  Director 	                  1990


T. Wayne Davis, age 49, has been a director of GPS since February, 1988 and Chairman of the Board of Directors since February, 1989. He also has served as a director of Winn-Dixie Stores, Inc., a grocery store operator, since October, 1982 and served that company as a Vice President from December, 1971 to June, 1987. Since July, 1987, Mr. Davis has been a self-employed investor. He also has served on the Board of Directors of Enstar Group, Inc. since June, 1990.

E. Hoke Smith, Jr., 52, a graduate of the University of Chicago School of Business with a Masters in Business Administration, is the founder of General Parcel Service, Inc. and has served as its President and Chief Executive Officer since its founding in 1985. From 1978 to 1981 Mr. Smith was Chief Operating Officer of Boss Manufacturing, Inc., a publicly traded company. From 1981 to 1984 he was President of Burgman Supply, an equipment wholesaler. From 1984 to 1985 he was President and Chief Executive Officer of Hoke Smith Industries, Inc., a distributor of engines, transmissions and power components to the marine and construction industry.

J. Ray Gatlin, 61, is the founder of Ray's Nursery, Inc., a wholesale nursery, and has been its President since January, 1973. Mr. Gatlin has served as a director of GPS since April, 1986.

Drue B. Linton, 51, has been a director of GPS since April, 1986, Since 1970 he has been the President of CPHS, Inc., which operates companies in the businesses of commercial and industrial office supplies, delivery services, trucking, and horse stables. In addition Mr. Linton has been the President of Edgy Planing Mill, Inc., a lumber manufacturer, since 1985 and the Vice-President of Sterling Stables, Inc., a western show barn and arena since 1987.

Steven C. Koegler, 51, was elected as a director in February, 1990 and has served as legal counsel to GPS since August, 1985. From 1985 to 1992 he also served as Corporate Secretary. He has been a shareholder in the law firm of Walker & Koegler, P.A. since September, 1988. Koegler was a partner with the law firm of Jacobs & Koegler from August, 1984 to September, 1988.

Gayle Smith, 53, is a cofounder of General Parcel Service, Inc. and served as its Bookkeeper and Customer Service Manager from 1985 to 1987, as Vice President of Administration from 1987 to 1989, and as Vice President of Operations from 1990 to 1992.
She was named Executive Vice President and Chief Operating Officer in May, 1992. She was elected to the Board of Directors in June, 1990. Gayle Smith is married to E. Hoke Smith, Jr., the Chief Executive Officer of GPS.

Terry L, Coleman, 52, was elected to the Board of Directors in June, 1990. He has been a member of the Georgia House of Representatives since 1971 and has been President of Wealth Planning Co. since 1978. Mr. Coleman currently owns a Huddle House restaurant franchise in Eastman, Georgia, and serves on the Board of Directors of Colony Bancorp in Fitzgerald, Georgia.

The Board of Directors recommends that you vote "FOR" the election of the nominees named above.

Board Meetings and Committees

The Board of Directors of GPS held a total of three meetings during the fiscal year ended December 31, 1995. All directors except for Mr. Coleman attended each of the Board meetings. Mr.
Coleman  attended one meeting.

Messrs. Smith, Davis and Gatlin currently serve on the Executive
Committee. The purpose of the Executive Committee is to exercise certain powers delegated by the Board of Directors between regular Board Meetings. All actions of the Committee are reviewed and ratified by the full Board of Directors.

Messrs. Koegler and Linton currently serve on the Audit Committee of the Board of Directors. The purpose of the Audit committee is to review financial statements and the internal financial reporting system and controls of the Company with GPS's management and independent accountants, recommend resolutions for any dispute between GPS's management and its auditors and review other matters relating to the relationship of GPS with its auditors.

Messrs. Davis and Gatlin currently serve on the Compensation Committee. The purpose of the Compensation Committee is to review and approve the salaries of GPS's officers and certain highly compensated employees for each fiscal year. The compensation of the President and Chief Executive Officer of GPS remains subject to approval by the full Board. Mr. Davis is an Executive Officer of the Company.

The Audit Committee held two meetings and the Compensation
Committee and the Executive Committee did not meet during the fiscal year ended December 31, 1995.

The Board of Directors has no nominating committee or any other committee performing a similar function.

Director Compensation

All members of the Board of Directors of GPS who are employees of GPS receive no additional compensation for serving on such Board or any committees thereof in excess of their regular salaries. In 1995, members of the Board of Directors of GPS who are not employees of GPS received a stipend of $500 and 1,250 restricted stock options for each Board meeting attended.

Executive Officers
The following table sets forth the names, ages and positions with GPS of each of the present executive officers of GPS:

	      NAME	          AGE          POSITION WITH GPS
  --------------     -----     --------------------------

	T. Wayne Davis      	49        	Chairman of the Board

	E. Hoke Smith, Jr.  	52        	President, Chief Executive
     			                         Officer and Treasurer

	Gayle Smith	         53        	Executive Vice President and
                                 Chief Operating Officer

	Charles M. Higgins  	47        	Vice President of Sales

	Wayne N. Nellums    	47	        Vice President, Chief Financial
                                 Officer and Secretary

GPS's executive officers serve at the pleasure of GPS's Board of Directors, except E. Hoke Smith, Jr., whose employment is pursuant to a five year employment agreement and Gayle Smith whose employment is pursuant to a three year employment contract. T. Wayne Davis, E, Hoke Smith, Jr., and Gayle Smith are also members of the Board of Directors.

Charles M. Higgins, 47, has been Vice President of Sales with
GPS since June, 1988.   He was  Sales Manager of Burgman Supply
from June, 1980 to November, 1984, Sales Manager with Hoke Smith Industries, Inc. from November, 1984 through November, 1986 and Regional Sales Manager of Key Power, Inc., from November, 1986 to May, 1988.

Wayne N. Nellums, 47, has been Vice President, Chief Financial officer of GPS since May, 1985. Prior to joining GPS, Mr. Nellums was a Partner with KPMG Peat Marwick from July, 1979 through February, 1987. He was with The Enstar Group, Inc. and affiliated companies from February, 1987 through December, 1992 where he held several positions including Executive Vice President, Chief Financial Officer from June, 1989 through April, 1991 and Executive Vice President, Chief Financial Officer of Enstar Specialty Retail, Inc. from April, 1991 through December, 1992. From January, 1993 through July, 1994 he practiced Public Accounting in Montgomery, Alabama, and from July, 1994 through April, 1995, Mr. Nellums was Chief Financial Officer of Affinity Corporation.

Executive Compensation

  The following table shows the summary compensation paid by GPS to the chief executive officer.

           	SUMMARY COMPENSATION TABLE (1993-1995)
                                        	 	 	       	Securities
                 	 	  Principal        		  Annual   	Underlying
    	Name 	           Position 	  Year  	  Salary     	Options
  -----------------   ---------   ----    ---------   ---------
 	E. Hoke Smith, Jr.    	CEO    	 1995   	$	124,800    	160,000
 	E. Hoke Smith, Jr.    	CEO 	    1994 	   	124,230
 	E. Hoke Smith, Jr.    	CEO    	 1993  	  	110,000

              OPTION GRANTS IN LAST FISCAL YEAR
 	 	                                        	Percent Of
                  	            	Number of  Total Options
 	                            	Securities   	Granted To
                 	 Principal  	Underlying  	Employees In   Exercise    	Expiration
     Name         	Position     	Options  	     1995 	       Price        	Date
- -----------------  ---------  ------------  -------------  --------  -----------------
E. Hoke Smith, Jr.    CEO      	160,000     	  38.1%         $2.50  	December 31, 2000

Stock Option Plan

The following is a brief summary of GPS's stock option plan in effect during the fiscal years ended December 31, 1993, 1994 and 1995, under which officers of GPS received benefits.

The Company's 1989 Incentive Stock Plan as amended, (the "Plan"), under which 500,000 shares are currently reserved for issuance was originally adopted by the Board of Directors and by the shareholders in April, 1989, and amended in May, 1991, The Plan provides for the granting of qualified and non-qualified options and sale of shares to employees of and consultants to GPS. Only employees may be granted incentive stock options. As of April 24, 1995, under the Plan, options to purchase 280,000 shares were outstanding at a weighted average exercise price of $3.00 per share. No options had been exercised and 220,000 shares were available for future option grant.

The Plan is administered by the Board of Directors which determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof.

The exercise price of all options for Common Stock granted under the option plan must be at least equal to the fair market value of such shares on the date of grant or sale. The maximum term of each incentive stock option is ten (10) years. With respect to any participant who owns stock possessing more than ten (10%) percent of the voting rights of GPS's outstanding capital stock, the exercise price of any option must be at least equal to 110% percent of fair market value on the date of grant and the term may be no longer than five (5) years.

From April 20, 1989 through December 31, 1995, GPS granted options to purchase an aggregate of 160,000 shares of its Common
Stock under the Option Plan to its Chief Executive Officer at an average exercise price of $3.00.

Certain Transactions

During GPS's fiscal year ending December 31, 1993, the ECD Trust purchased 73,684 shares of restricted GPS Common Stock for $350,000. The proceeds of these sales were utilized by GPS for general working capital purposes.

During GPS's fiscal year ending December 31, 1993, T. Wayne Davis, Chairman of the Board, and affiliates purchased 44,210 shares of restricted GPS Common Stock for $210,000. Mr. Davis also purchased 100,000 shares of convertible preferred stock for $2,500,000. The proceeds of these sales were utilized by GPS for general working capital purposes.

During GPS's fiscal year ending December 31, 1993, J. Ray
Gatlin, a director, purchased 130,263 shares of restricted GPS
Common Stock for $350,000. The proceeds of these sales were utilized by GPS for general working capital purposes.

There were no transactions of restricted Common Stock or convertible preferred stock with certain beneficial owners or management in 1995.

On March 4, 1996, the ECD Trust, an affiliate of the T. Wayne
Davis, purchased 120,000 shares of convertible preferred stock for $3,000,000. The proceeds were used to retire long term debt.

            RATIFICATION OF APPOINTMENT OF AUDITORS
                         (Proposal 2)

The Board of Directors, upon recommendation of the Audit
Committee, has selected Grenadier, Appleby, Collins & Company as independent public accountants for GPS for 1996. Grenadier, Appleby, Collins & Company has been the independent public accountants for GPS since 1995.

Representatives of Grenadier, Appleby, Collins & Company are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Grenadier, Appleby, Collins & Company is not ratified, the Board of Directors will reconsider its selection of auditors.

On October 17, 1995, Coopers & Lybrand L.L.P. resigned as auditors for the Registrant. The auditor's reports for the last two fiscal years did not contain adverse opinions or disclaimers of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Coopers and Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Audit Committee selected Grenadier, Appleby, Collins & Company as independent public accountants for GPS for 1995.

The Board of Directors recommends a vote "For" the approval of the appointment of Grenadier, Appleby, Collins & Company as independent public accountants for 1996.

                   SHAREHOLDER PROPOSALS

A shareholder who wishes to submit a proposal for action at the 1997 Annual Meeting must send his proposal sufficiently in advance so that it is received at GPS's principal executive office by November 13, 1996. The shareholder should also notify GPS in writing regarding his intention to appear personally at the Meeting to present his proposal at the time he submits his proposal.

                      OTHER MATTERS

Management of GPS is not aware of any other matter to be presented for action at the Annual Meeting other that those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matter comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

                       FORM 10-KSB

A copy of the Company's 1995 Form 10-KSB is being mailed with this Proxy Statement to each stockholder of record.
Stockholders not receiving a copy of such Form 10-KSB may obtain one by writing of calling Joy L. Webb, Assistant Secretary of the Company.

                       By Order of the Board of Directors,

                          (Signed)
                          E. Hoke Smith, Jr.
                          President



May 3, 1996
Jacksonville, Florida